GOODWILL	12 Months Ended
Dec. 31, 2016
GOODWILL
GOODWILL

15.   GOODWILL

			Gas	Green
			Pipelines	Power
	Liquids	Gas	and	and	Energy	Eliminations
	Pipelines	Distribution	Processing	Transmission	Services	and Other	Consolidated
(millions of Canadian dollars)
Balance at January 1, 2015	55	-	428	-	-	-	483
Foreign exchange and other	5	-	30	-	2	-	37
Impairment	-	-	(440)	-	-	-	(440)

Balance at December 31, 2015	60	-	18	-	2	-	80
Foreign exchange and other	(1)	-	(1)	-	-	-	(2)

Balance at December 31, 2016	59	-	17	-	2	-	78

IMPAIRMENT

The Company did not recognize any goodwill impairment for the year ended December 31, 2016.

Gas Pipelines And Processing

During the year ended December 31, 2015, the Company recorded an impairment charge of $440 million ($167 million after-tax attributable to Enbridge) related to EEP’s natural gas and NGL businesses, which EEP holds directly and indirectly through its partially-owned subsidiary, MEP. Due to a prolonged decline in commodity prices, reduction in producers’ expected drilling programs negatively impacted forecasted cash flows from EEP’s natural gas and NGL systems. This change in circumstance led to the completion of an impairment test, resulting in a full impairment of goodwill on EEP’s natural gas and NGL businesses.

In performing the impairment assessment, EEP measured the fair value of its reporting units primarily by using a discounted cash flow analysis and it also considered overall market capitalization of its business, cash flow measurement data and other factors. EEP’s estimate of fair value required it to use significant unobservable inputs representative of a Level 3 fair value measurement, including assumptions related to the future performance of its reporting units.